Exhibit 99.2

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT, dated as of June 18, 2007 (this "AGREEMENT"), is among Environmental Service Professionals, Inc., a Nevada corporation (the "COMPANY"), all of the Subsidiaries of the Company (such subsidiaries, the "GUARANTORS" and together with the Company, the "DEBTORS") and BOCA FUNDING, LLC (the "SECURED PARTY"), the holder of the Company's 12% Senior Secured Convertible Note, issued on June 18, 2007 in the original principal amount of $615,000 (the "NOTE"), and its endorsees, transferees and assigns.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Note, the Secured Party has agreed to extend the loans to the Company evidenced by the Note;

         WHEREAS, pursuant to a certain Guarantee, dated as of the date hereof (the "GUARANTEE"), the Guarantors have jointly and severally agreed to guarantee and act as surety for payment of such Note; and

         WHEREAS, in order to induce the Secured Party to extend the loans evidenced by the Note, each Debtor has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Note and the Guarantors' obligations under the Guarantee.

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (including the terms "account", "chattel paper", "commercial tort claim", "deposit account", "document", "equipment", "fixtures", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", "proceeds", "securities" and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC.

                  (a) "COLLATERAL" means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Debtors, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities (as defined below):

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                           (i) All goods, including, without limitation, (A) all
                  machinery,   equipment,  computers,  motor  vehicles,  trucks,
                  tanks,  boats,  ships,  appliances,   furniture,  special  and
                  general tools, fixtures,  test and quality control devices and
                  other   equipment  of  every  kind  and  nature  and  wherever
                  situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful
                  in   connection   with  any   Debtor's   businesses   and  all
                  improvements thereto; and (B) all inventory, including all materials, work in process and finished goods;

                           (ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, licenses, distribution and other agreements, computer software (whether "off-the-shelf", licensed from any third party or developed by any Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

                           (iii) All accounts,  together  with all  instruments,
                  all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

                           (iv)   All   documents,    letter-of-credit   rights,
                  instruments and chattel paper;

                           (v) All commercial tort claims;

                           (vi) All deposit  accounts  and all cash  (whether or
                  not deposited in such deposit accounts);

                           (vii) All investment property;

                           (viii) All supporting obligations;

                           (ix) All files, records,  books of account,  business
                  papers, and computer programs; and

                           (x) the products and proceeds of all of the foregoing
                  Collateral set forth in clauses (i)-(ix) above.

                           Without limiting the generality of the foregoing, the
                  "COLLATERAL" shall include all investment property and general intangibles respecting ownership and/or other equity interests


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

                  in each Guarantor, including, without limitation, the shares of capital stock and the other equity interests listed on SCHEDULE H hereto (as the same may be modified from time to time pursuant to the terms hereof), and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of any Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

                           Notwithstanding  the foregoing,  nothing herein shall
                  be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

                  (b) "INTELLECTUAL PROPERTY" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

                  (c) "NECESSARY ENDORSEMENT" means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Secured Party may reasonably request.

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

                  (d) "OBLIGATIONS" means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of any Debtor to the Secured Party, including, without limitation, all obligations under this Agreement, the Note, the Guarantee, the Warrant issued by the Company to the Secured Party on the date hereof (the "Warrant") and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term "Obligations" shall include, without limitation:
         (i) principal of, and interest on the Note and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtors from time to time under or in connection with this Agreement, the Note, the Guarantee, the Warrant and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Debtor.

                  (e) "ORGANIZATIONAL DOCUMENTS" means with respect to any Debtor, the documents by which such Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

                  (f) "PLEDGED SECURITIES" shall have the meaning ascribed to such term in Section 4(i).

                  (g) "UCC" means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term "Collateral" will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

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

         2. GRANT OF SECURITY INTEREST IN COLLATERAL. As an inducement for the Secured Party to extend the loans as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a "SECURITY INTEREST" and collectively, the "SECURITY INTERESTS").

         3. DELIVERY OF CERTAIN COLLATERAL. Contemporaneously or prior to the execution of this Agreement, each Debtor shall deliver or cause to be delivered to the Secured Party (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements. The Debtors are, contemporaneously with the execution hereof, delivering to the Secured Party, or have previously delivered to the Secured Party, a true and correct copy of each Organizational Document governing any of the Pledged Securities.

         4. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE DEBTORS. Except as set forth under the corresponding section of the disclosure schedules delivered to the Secured Party concurrently herewith (the "DISCLOSURE SCHEDULES"), which Disclosure Schedules shall be deemed a part hereof, each Debtor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

                  (a) Each  Debtor  has the  requisite  corporate,  partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this
         Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor. This Agreement has been duly executed by each Debtor. This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

                   (b) The Debtors have no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on SCHEDULE A attached hereto. Except as disclosed on SCHEDULE A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

                  (c) Except for Permitted Liens (as defined in the Note) and except as set forth on SCHEDULE B attached hereto, the Debtors are the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. Except as set forth on SCHEDULE B


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

         attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. Except as set forth on Schedule B attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

                  (d) No written claim has been received that any Collateral or Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to any Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to any Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on SCHEDULE A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Party a valid, perfected and continuing perfected first priority lien in the Collateral.

                  (f) This  Agreement  creates in favor of the  Secured  Party a valid, security interest in the Collateral, subject only to Permitted Liens (as defined in the Note) securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined below) (if any) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (p), and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the


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

         Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Party hereunder.

                   (g) Each Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC, with respect to the Security Interests with the proper filing and recording agencies in any jurisdiction deemed proper by it, which UCC financing statement may describe the collateral as "All assets".

                   (h) The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained.

                   (i) The capital stock and other equity interests listed on SCHEDULE H hereto (the "PLEDGED SECURITIES") represent all of the capital stock and other equity interests in and to the Guarantors, and represent all capital stock and other equity interests owned, directly or indirectly, by the Company. All of the Pledged Securities are validly issued, fully paid and nonassessable, and the Company is the legal and beneficial owner of the Pledged Securities, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement and other Permitted Liens (as defined in the Note). Each Debtor shall cause the pledge and security interest of the Secured Party to be duly noted in its corporate books and records.

                  (j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the "PLEDGED INTERESTS") by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

                  (k) Except for Permitted Liens (as defined in the Note), each Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. Each Debtor hereby agrees to defend the same against the claims of any and all persons and entities. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, each Debtor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and each Debtor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

                  (l) Except for Permitted Liens (as defined in the Note), no Debtor will transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for non-exclusive licenses granted by a Debtor in its ordinary course of business and sales of inventory by a Debtor in its ordinary course of business) without the prior written consent of the Secured Party.

                  (m) Each Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

                  (n) Each Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. Each Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Secured Party that (a) the Secured Party will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Secured Party and such cancellation or change shall not be effective as to the Secured Party for at least thirty (30) days after receipt by the Secured Party of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Secured Party will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty
         (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Note) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the applicable Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor, provided, however, that payments received by any Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Secured Party and, if received by such Debtor, shall be held in trust for the Secured Party and immediately paid over to the Secured Party unless otherwise directed in writing by the Secured Party. Copies of such policies or


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

         the related certificates, in each case, naming the Secured Party as lender loss payee and additional insured shall be delivered to the Secured Party at least annually and at the time any new policy of insurance is issued.

                  (o) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein.

                   (p) Each Debtor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Party's security interest in the Collateral including, without limitation, if applicable and requested in writing by the Secured Party, the execution and delivery of a separate security agreement with respect to each Debtor's Intellectual Property ("INTELLECTUAL PROPERTY SECURITY AGREEMENT") in which the Secured Party have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Secured Party, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

                  (q) Each Debtor shall permit the Secured Party and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Secured Party from time to time.

                  (r) Each Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                  (s) Each Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

                  (t) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

                  (u) The Debtors shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business.

                  (v) No Debtor will change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Party of such change and, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

                  (w) Except in the ordinary course of business and except for Permitted Liens (as defined in the Note), no Debtor may consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Secured Party, which shall not be unreasonably withheld.

                  (x) No Debtor may relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Party and so long as, at the time of such written notification, such Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

                   (y) Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor's name in SCHEDULE D attached hereto, which SCHEDULE D sets forth each Debtor's organizational identification number or, if any Debtor does not have one, states that one does not exist.

                  (z) (i) The actual name of each Debtor is the name set forth in SCHEDULE D attached hereto; (ii) no Debtor has any trade names except as set forth on SCHEDULE E attached hereto; (iii) no Debtor has used any name other than that stated in the preamble hereto or as set forth on SCHEDULE E for the preceding five years; and (iv) no entity has merged into any Debtor or been acquired by any Debtor within the past five years except as set forth on SCHEDULE E.

                  (aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Secured Party.

                  (bb) Each Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Secured Party regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of any Debtor as contemplated by
         Section 8-106 (or any successor section) of the UCC. Further, each Debtor agrees that it shall not enter into a similar agreement (or one that would confer "control" within the meaning of Article 8 of the UCC) with any other person or entity.

                  (cc) Each Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Secured Party, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the applicable Debtor shall cause the underlying chattel paper to be "marked" within the meaning of
         Section 9-105 of the UCC (or successor section thereto).

                  (dd)  [Reserved].

                  (ee) To the extent that any Collateral consists of letter-of-credit rights, the applicable Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Party.

                  (ff) To the extent that any Collateral is in the possession of any third party, the applicable Debtor shall join with the Secured Party in notifying such third party of the Secured Party's security interest in such Collateral and shall obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Secured Party.

                  (gg) If any Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall promptly notify the Secured Party in a writing signed by such Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

                  (hh) Each Debtor shall immediately provide written notice to the Secured Party of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Secured Party an assignment of claims for such accounts and cooperate with the Secured Party in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

                   (ii) Each Debtor shall cause each subsidiary of such Debtor with operations or material operations (which, if in doubt, shall be in the sole determination of the Secured Party) to immediately become a party hereto (an "ADDITIONAL Debtor"), by executing and delivering an Additional Debtor Joinder in substantially the form of ANNEX A attached hereto and comply with the provisions hereof applicable to the Debtors. As of the date hereof, the Company represents and warrants that none of its subsidiaries have any operations or material assets. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The
         Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Secured Party may reasonably request. Upon delivery of the foregoing to the Secured Party, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtors, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the "Debtors" shall be deemed to include each Additional Debtor.

                  (jj) Each Debtor shall vote the Pledged Securities to comply with the covenants and agreements set forth herein and in the Note.

                  (kk) Each Debtor shall register the pledge of the applicable Pledged Securities on the books of such Debtor. Each Debtor shall notify each issuer of Pledged Securities to register the pledge of the applicable Pledged Securities in the name of the Secured Party on the books of such issuer. Further, except with respect to certificated securities delivered to the Secured Party, the applicable Debtor shall deliver to Secured Party an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and
         (b) at any time directed by Secured Party during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities into the name of any designee of Secured Party, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Secured Party regarding such Pledged Securities without the further consent of the applicable Debtor.

                  (ll) In the event that, upon an occurrence of an Event of Default, Secured Party shall sell all or any of the Pledged Securities to another party or parties (herein called the "TRANSFEREE") or shall purchase or retain all or any of the Pledged Securities, each Debtor shall, to the extent applicable: (i) deliver to Secured Party or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtors and their direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtors and their direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities to the Transferee or the purchase or retention of the Pledged Securities by Secured Party and allow the Transferee or Secured Party to continue the business of the Debtors and their direct and indirect subsidiaries.

                  (mm) Without limiting the generality of the other obligations of the Debtors hereunder, each Debtor shall promptly (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Secured Party notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

                   (nn) Each Debtor will from time to time, at the joint and several expense of the Debtors, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

                  (oo) SCHEDULE F attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. SCHEDULE F lists all material licenses in favor of any Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtors have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtors have been duly recorded at the United States Copyright Office.

                  (pp) Except as set forth on SCHEDULE G attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

         5. EFFECT OF PLEDGE ON CERTAIN RIGHTS. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Secured Party's rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which any Debtor is subject or to which any Debtor is party.

         6. DEFAULTS. The following events shall be "EVENTS OF DEFAULT":

                  (a) The occurrence of an Event of Default (as defined in the Note) under the Note;

                  (b) Any representation or warranty of any Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

                  (c) The failure by any Debtor to observe or perform any of its obligations hereunder for three (3) days after delivery to such Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and such Debtor is using best efforts to cure same in a timely fashion; or

                  (d) If any provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by any Debtor, or a proceeding shall be commenced by any Debtor, or by any governmental authority having jurisdiction over any Debtor, seeking to establish the invalidity or unenforceability thereof, or any Debtor shall deny that any Debtor has any liability or obligation purported to be created under this Agreement.

         7. DUTY TO HOLD IN TRUST.

                  (a) Upon the occurrence of any Event of Default and at any time thereafter, each Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party, pro-rata in proportion to their respective then-currently outstanding principal amount of Note for application to the satisfaction of the Obligations (and if any Debenture is not outstanding, pro-rata in proportion to the initial purchases of the remaining Note).

                  (b) If any Debtor  shall  become  entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities or instruments representing Pledged Securities acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of such Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities or otherwise), such Debtor agrees to (i) accept the same as the agent of the Secured Party; (ii) hold the same in trust on behalf of and for the benefit of the Secured Party; and (iii) to deliver any and all certificates or instruments evidencing the same to Secured Party on or before the close of business on the fifth business day following the receipt thereof by such Debtor, in the exact form received together with the Necessary Endorsements, to be held by Secured Party subject to the terms of this Agreement as Collateral.

         8. RIGHTS AND REMEDIES UPON DEFAULT.

                  (a) Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Secured Party shall have the following rights and powers:

                           (i) The  Secured  Party  shall have the right to take
                  possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and each Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at such
                  Debtor's premises or elsewhere, and make available to the Secured Party, without rent, all of such Debtor's respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

                           (ii) Upon notice to the Debtors by Secured Party, all
                  rights of each Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Secured Party shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Secured Party, to exercise in the Secured Party's discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

                           (iii) The Secured Party shall have the right to operate the business of each Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

                           (iv) The Secured  Party shall have the right (but not
                  the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Secured Party, and to enforce the Debtors' rights against such account debtors and obligors.

                           (v) The Secured Party,  may (but is not obligated to)
                  direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party, or its designee.

                           (vi) The Secured  Party may (but is not obligated to)
                  transfer any or all Intellectual Property registered in the name of any Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Party or any designee or any purchaser of any Collateral.

                  (b) The Secured Party shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Secured Party may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Secured Party sells any of the Collateral on credit, the Debtors will only be credited with payments actually made by the purchaser. In addition, each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

                  (c) For the purpose of enabling  the Secured  Party to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, each Debtor hereby grants to the Secured Party, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by such Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. APPLICATIONS OF PROCEEDS. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing the Secured Party's rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the applicable Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 20% per annum or the lesser amount permitted by applicable law (the "DEFAULT RATE"), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Party as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

         10. SECURITIES LAW PROVISION. Each Debtor recognizes that Secured Party may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the "SECURITIES LAWS"), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities were sold to the public, and that Secured Party has no obligation to delay the sale of any Pledged Securities for the period of time necessary to register the Pledged Securities for sale to the public under the Securities Laws. Each Debtor shall cooperate with Secured Party in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Secured Party) applicable to the sale of the Pledged Securities by Secured Party.

         11. COSTS AND EXPENSES. Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required  hereunder,  including  without  limitation,  any financing  statements
pursuant  to  the  UCC,   continuation   statements,   partial  releases  and/or
termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Secured Party is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The Debtors will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

         12. RESPONSIBILITY FOR COLLATERAL. The Debtors assume all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) in no event shall the Secured Party (i) have any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) have any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) each Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by such Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of any Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.

         13. SECURITY INTERESTS ABSOLUTE. All rights of the Secured Party and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the

Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, each Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Debtor waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         14. TERM OF AGREEMENT. This Agreement and the Security Interests shall terminate on the date on which all payments under the Note have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtors contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

         15. POWER OF ATTORNEY; FURTHER ASSURANCES.

                   (a) Each Debtor authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its officers, agents, successors or assigns with full power of substitution, as such Debtor's true and lawful attorney-in-fact, with power, in the name of the Secured Party or such Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Secured Party, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

                   (b) On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on SCHEDULE C attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

                  (c) Each Debtor hereby irrevocably appoints the Secured Party as such Debtor's attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as "all assets" or "all personal property" or words of like import, and ratifies all such actions taken by the Secured Party. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

         16. NOTICES. Any demand upon or notice to the Debtors hereunder shall be effective when delivered by hand or when properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to the Debtor at the address shown below. Any notice by the Debtors to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown below or such other address as the Secured Party may advise the Debtors in writing.

            Secured Party:
                               Boca Funding, LLC
                               Carnegie Hall Tower
                               152 W. 57th Street
                               54th Floor
                               New York, NY 10019
                               Fax: (212) 582-2222

            Debtors:
                               c/o Environmental Service Professionals, Inc
                               1111 Tahquitz Canyon Way, Suite 110
                               Palm Springs, CA 92262
                               Fax: (760) 327-5630



         17. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

         18. MISCELLANEOUS.

                  (a) No course of dealing between the Debtors and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (c) This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtors and the Secured Party or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

                  (d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

                  (f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company and the Guarantors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger). The Secured Party may assign any or all of its rights under this Agreement to any Person to whom such Secured Party assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the "Secured Party."

                  (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

                  (i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (j) All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Party hereunder.

                  (k) Each Debtor shall indemnify, reimburse and hold harmless the Secured Party and its partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, "INDEMNITEES") from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note, the Purchase Agreement (as such term is defined in the Note) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

                  (l) Nothing in this Agreement shall be construed to subject the Secured Party to liability as a partner in any Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in any Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall the Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of any such Debtor or any if its direct or indirect subsidiaries or otherwise, unless and until the Secured Party exercises its right to be substituted for such Debtor as a partner or member, as applicable, pursuant hereto.

                  (m) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


ENVIRONMENTAL SERVICE PROFESSIONALS, INC.

By: /s/ Edward L. Torres
------------------------------------------
     Name: Edward L. Torres
     Title: CEO



NATIONAL PROFESSIONAL SERVICES INC.

By: /s/ Edward L. Torres
------------------------------------------
     Name: Edward L. Torres
     Title: CEO


PACIFIC ENVIRONMENTAL SAMPLING, INC.

By: /s/ Edward L. Torres
------------------------------------------
     Name: Edward L. Torres
     Title: CEO


ALLSTATE HOME INSPECTION & ENVIRONMENTAL TESTING, LTD.

By: /s/ Edward L. Torres
------------------------------------------
     Name: Edward L. Torres
     Title: CEO


BOCA FUNDING, LLC


By: /s/ Gil Kaulter
    ---------------
     Name:
     Title:

                                   SCHEDULE A


Principal Place of Business of Debtors:

1111 East Tahquitz Canyon Way
Suite 110
Palm Springs, CA 92262

Locations Where Collateral is Located or Stored:

1111 East Tahquitz Canyon Way
Suite 110
Palm Springs, CA 92262

91 Summer Road
Barre, Vermont 05641

                                   SCHEDULE B

None.

                                   SCHEDULE C

Nevada
California
Delaware

                                   SCHEDULE D
              Legal Names and Organizational Identification Numbers

------ --------------------------------------- --------------------------- ----------------------- ---
       NAME                                    STAE OF ORGANIZATION        TAX ID #
------ --------------------------------------- --------------------------- ----------------------- ---
------ --------------------------------------- --------------------------- ----------------------- ---
       Environmental Service Professionals,    Nevada                      84-1214736
       Inc.
------ --------------------------------------- --------------------------- ----------------------- ---
       National Professional Services Inc.     Delaware                    20-3498643
------ --------------------------------------- --------------------------- ----------------------- ---
       Pacific Environmental Sampling, Inc.    California                  03-0442621
------ --------------------------------------- --------------------------- ----------------------- ---
       Allstate Home Inspection &              Delaware                    92-0000340
       Environmental Testing, Ltd.
------ --------------------------------------- --------------------------- ----------------------- ---

                                   SCHEDULE E
                         Names; Mergers and Acquisitions

                        Glass-Aire Industries Group Ltd.

                                   SCHEDULE F
                              Intellectual Property

All Intellectual Property as disclosed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

                                   SCHEDULE G
                                 Account Debtors

None.

                                   SCHEDULE H
                               Pledged Securities

--------------------------------------- ------------------------ --------------------- --------------- ---------------
NAME OF ISSUER/GUARANTOR                  TYPE OF SECURITIES        NO. OF SHARES      PERCENTAGE OF       STOCK
                                                                        OWNED           ISSUER OWNED    CERTIFICATE
                                                                                                            NO.
--------------------------------------- ------------------------ --------------------- --------------- ---------------
--------------------------------------- ------------------------ --------------------- --------------- ---------------
National Professional Services Inc.     Common                   1,000                 100%            7

--------------------------------------- ------------------------ --------------------- --------------- ---------------
Pacific Environmental Sampling, Inc.    Common                   1,000                 100%            21
--------------------------------------- ------------------------ --------------------- --------------- ---------------
Allstate Home Inspection &              Common                   1,000                 100%            2
Environmental Testing, Ltd.
--------------------------------------- ------------------------ --------------------- --------------- ---------------

                                     ANNEX A
                                       TO
                                    SECURITY
                                    AGREEMENT

                        FORM OF ADDITIONAL DEBTOR JOINDER

         Security Agreement dated as of June ___, 2007 made by ENVIRONMENTAL SERVICE PROFESSIONALS, INC. and its subsidiaries party thereto from time to time, as Debtors to and in favor of the Secured Party identified therein (the "SECURITY AGREEMENT")

         Reference  is  made  to  the  Security   Agreement  as  defined  above;
capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

         The undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Party referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtors under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTY A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

         Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

         An executed copy of this Joinder shall be delivered to the Secured Party, and the Secured Party may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Party.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

                           [Name of Additional Debtor]

                           By:
                           Name:
                           Title:

                           Address:





Dated: